AMENDMENT NO. 1 AND WAIVER TO THE
                                CREDIT AGREEMENT

                          Dated as of January 30, 2000

          AMENDMENT NO. 1 AND WAIVER TO THE CREDIT AGREEMENT (this "AMENDMENT") among MicroAge Technology Services, L.L.C., a Delaware limited liability company, and Pinacor, Inc., a Delaware corporation (the "BORROWERS"), MicroAge, Inc., a Delaware corporation (the "PARENT GUARANTOR"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "LENDERS"), IBM Credit Corporation, as documentation agent, The CIT Group/Business Credit, as syndication agent, and Citibank, N.A., as collateral agent and administrative agent (the "AGENT") for the Lenders.

          PRELIMINARY STATEMENTS:

          (1) The Borrowers, the Parent Guarantor, the Lenders and the Agent have entered into a Credit Agreement dated as of October 28, 1999 (the "CREDIT AGREEMENT"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

          (2) The Borrowers have requested that the Credit Agreement be amended to permit the amendment of Attachment E to the Amended and Restated Agreement for Wholesale Financing dated October 29, 1999 (the "IBMCC AGREEMENT") between IBM Credit Corporation, MicroAge Computer Centers, Inc., MTS Holding Company and the Borrowers from time to time to amend the list of authorized suppliers with the consent of only the Agent. The Borrowers have further requested that the Required Lenders consent to the amendment of the IBMCC Agreement as set forth on
Schedule I attached to this Amendment.

          (3) As described in Schedule II attached to this Amendment, the Borrowers have proposed to create two new bankruptcy-remote Subsidiaries (the "NEW MORTGAGE SUBSIDIARIES") to facilitate a $13,000,000 mortgage financing on the property located at 1330 West Southern, Tempe, Arizona (the "PROPERTY"). The proposed lender of such mortgage financing has requested that the New Subsidiaries be excluded from the operation of Section 5.01(j) of the Credit Agreement (Covenant to Guarantee Obligations and Give Security).

          (4) As described in Schedule III attached to this Amendment, the Borrowers have proposed to sell the assets of the Latin American Division of Pinacor and Pinacor's Subsidiaries that distribute technology products in Latin America (collectively, "PLA"). The proposed structure of the sale of PLA includes an Investment in the buyer of such assets in the form of intercompany notes and an agreement to provide a $4,000,000 letter of credit for such buyer for a period of six months.

          (5) The Borrowers have proposed to form a new Subsidiary of MTS (the "BTOB SUBSIDIARY") to which MTS would contribute its business to business Internet assets and business. The Borrowers have requested that up to 20% of the capital stock of the BtoB Subsidiary be made available as stock options or other equity incentives for officers and employees of the BtoB Subsidiary.

          (6)  The  Borrowers  have  requested  that  the  financial   covenants
contained in Section 5.04 the Credit Agreement be amended as set forth below.

          (7) The Borrowers have requested that the Required Lenders authorize the Agent to amend the Intercreditor Agreement dated as of October 29, 1999 (the "IBM INTERCREDITOR AGREEMENT") between IBM Credit Corporation and the Agent to permit IBM Credit Corporation to have a first priority Lien on all Receivables owed to the Borrowers from time to time by International Business Machines Corporation and IBM Credit Corporation as security for the Borrowers' obligations under the IBMCC Agreement.

          (8) The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrowers and the Borrowers and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

          SECTION 1. PHASE I AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of January 30, 2000 and subject to the satisfaction of the conditions precedent set forth in Section 6(a), hereby amended as follows:

          (a) Section 1.01 is amended as follows:

               (i) deleting the definition of "Fixed Charge Coverage Ratio" in its entirety;

               (ii)  adding  the  following   definition   in  the   appropriate
          alphabetical order:

               "INTEREST COVERAGE RATIO" means, at any date of determination, the ratio of (a) Consolidated EBITDA to (b) interest payable on, and amortization of debt discount in respect of, all Debt for Borrowed Money (including expenses incurred under the Receivables Sales Agreements and flooring subsidies), in each case, of or by the Parent Guarantor and its Subsidiaries during the applicable period most recently ended for which financial statements are required to be delivered to the Lender Parties pursuant to Section 5.03(b) or (c), as the case may be.

               (iii) by amending clause (a) of the definition of "Debt/EBITDA Ratio" in full to read as follows:

          (a) the average of the sum of (i) Consolidated total Debt for Borrowed Money plus (ii) the Available Amount of Letters of Credit, in each case of the Parent Guarantor and its Subsidiaries as at the end of each week ended within the most recently ended fiscal quarter of the Parent Guarantor for which financial statements are required to be delivered to the Lender Parties pursuant to Section 5.03(b) or (c), as the case may be,

               (iv) by amending the definition of "Applicable Letter of Credit Fee" by (1) deleting the phrase "4.25:1.0 or greater" below the phrase "LEVEL VI" in the chart and substituting therefor the phrase "4.25:1.0 or greater, but less than 6.00:1.0", and (2) inserting at the bottom of the chart the following new "LEVEL VII":

          LEVEL VII
          ---------
          6.00:1.0 or greater                          3.125%

               and (3) by deleting in clause (B) of the PROVISO the phrase "Level VI" and substituting therefor the phrase "Level VII";

               and (v) by amending the definition of "Applicable Margin" by (1) deleting the phrase "4.25:1.0 or greater" below the phrase "LEVEL VI" in the chart and substituting therefor the phrase "4.25:1.0 or greater, but less than 6.00:1.0", and (2) inserting at the bottom of the chart the following new "LEVEL VII":

          LEVEL VII
          ---------
          6.00:1.0 or greater                   2.50%                3.50%

               and (3) by deleting in clause (B) of the PROVISO the phrase "Level VI" and substituting therefor the phrase "Level VII".

          (b) Section 2.06(b)(ii) is hereby amended by inserting immediately after the phrase "the Letter of Credit Advances and the Swing Line Advances" the phrase "and deposit an amount in the L/C Cash Collateral Account".

          (c) Section 5.02(b)(iii)(E) is amended in full to read as follows:

               (E) Debt secured by a mortgage on the real property located at 1330 West Southern, Tempe, Arizona in an aggregate principal amount not to exceed $15,000,000, together with indemnification and guaranty of rent obligations customary for such mortgage financings,

          (d) Section 5.02(g)(iv) is amended in full to read as follows:

               (iv) the Parent Guarantor and the Borrowers may issue stock options to the directors and employees of such Loan Party and the Subsidiary of MTS capitalized with the business to business Internet assets and business of MTS (the "BTOB SUBSIDIARY") may issue stock options to the officers and employees of the BtoB Subsidiary in an aggregate amount not to exceed 20% of the capital stock of the BtoB Subsidiary.

          (e) Section 5.02(k) is amended by (i) adding after the date "October 28, 1999" the parenthetical "(the "IBMCC AGREEMENT")" and (ii) adding to the end thereof the following proviso:

          PROVIDED, that any amendment to Attachment E (Authorized Suppliers) of the IBMCC Agreement may be made with the consent of the Administrative Agent.

          (f) Section 5.03(b) is amended by inserting immediately after the phrase "As soon as available and" the following language:

          (x) in any event within 45 days after the end of each Fiscal Year, preliminary Consolidated and Consolidating statements of income and cash flows of the Parent Guarantor and its Subsidiaries for such Fiscal Year, in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer of the Parent Guarantor as having been prepared in accordance with GAAP, together with (i) a certificate of said officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Parent Guarantor has taken and proposes to take with respect thereto and (ii) a schedule in form satisfactory to the Administrative Agent of the computations used by the Parent Guarantor in determining compliance with the covenants contained in Section 5.04, PROVIDED that in the event of any change in GAAP used in the preparation of such financial statements, the Parent Guarantor shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP and (y)

          (g) Section 5.03(d) is amended by inserting immediately after the phrase "within 30 days after the end of each month" the parenthetical phrase "(other than any month that is the last month of a Fiscal Year or of the first three fiscal quarters of a Fiscal Year for which financial statements are delivered pursuant to Section 5.03(b) or (c), as the case may be)".

          (h) Section 5.03(n) is amended by deleting the figure "30" and substituting therefor the figure "60".

          (i) Section 5.03(o) is amended by deleting the figure "30" and substituting therefor the figure "60".

          (j) Section 5.04(a) is amended by deleting the table set forth therein and substituting therefor the following:

                       Period                                           Ratio
                       ------                                           -----
     Four Fiscal Quarters ended April 30, 2000                        17.00:1.00
     Four Fiscal Quarters ended July 31, 2000                         22.00:1.00
     Four Fiscal Quarters ended October 31, 2000                       9.50:1.00
     Four Fiscal Quarters ended January 31, 2001                       6.00:1.00
     Four Fiscal Quarters ended April 30, 2001                         5.00:1.00
     Four Fiscal Quarters ended July 31, 2001                          4.00:1.00
     Four Fiscal Quarters ended October 31, 2001                       3.50:1.00
     Four Fiscal Quarters ended January 31, 2002                       3.50:1.00
     Four Fiscal Quarters ended April 30, 2002                         3.50:1.00
     Four Fiscal Quarters ended July 31, 2002                          3.50:1.00

          (k) Section 5.04(b) is amended in full to read as follows:

          (b) INTEREST COVERAGE RATIO. Maintain at all times an Interest Coverage Ratio of not less than the ratio set forth below for each period set forth below:

                       Period                                           Ratio
                       ------                                           -----
     Fiscal Quarter ended April 30, 2000                               0.25:1.00
     Two Fiscal Quarters ended July 31, 2000                           0.55:1.00
     Three Fiscal Quarters ended October 31, 2000                      0.90:1.00
     Four Fiscal Quarters ended January 31, 2001                       1.10:1.00
     Four Fiscal Quarters ended April 30, 2001                         1.30:1.00
     Four Fiscal Quarters ended July 31, 2001                          1.50:1.00
     Four Fiscal Quarters ended October 31, 2001                       1.75:1.00
     Four Fiscal Quarters ended January 31, 2002                       2.00:1.00
     Four Fiscal Quarters ended April 30, 2002                         2.00:1.00
     Four Fiscal Quarters ended July 31, 2002                          2.00:1.00

          (l) Section 5.04(c) is amended by deleting the table set forth therein and substituting therefor the following:

                       Period                                           Amount
                       ------                                           ------
     Fiscal Quarter ended April 30, 2000                             $ 2,500,000
     Two Fiscal Quarters ended July 31, 2000                         $12,000,000
     Three Fiscal Quarters ended October 31, 2000                    $26,000,000
     Four Fiscal Quarters ended January 31, 2001                     $51,000,000
     Four Fiscal Quarters ended April 30, 2001                       $72,000,000
     Four Fiscal Quarters ended July 31, 2001                        $85,000,000
     Four Fiscal Quarters ended October 31, 2001                     $90,000,000
     Four Fiscal Quarters ended January 31, 2002                     $90,000,000
     Four Fiscal Quarters ended April 30, 2002                       $90,000,000
     Four Fiscal Quarters ended July 31, 2002                        $90,000,000

          SECTION 2. PHASE I WAIVERS TO THE CREDIT AGREEMENT. Effective as of January 30, 2000 and subject to the satisfaction of the conditions precedent set forth in Section 6(a), the Required Lenders hereby agree to waive (a) Section 5.02(k) of the Credit Agreement to permit the Borrowers to enter into an amendment to the IBMCC Agreement to reflect the terms set forth on Schedule I to this Amendment, (b) Section 5.02(f) of the Credit Agreement to permit the Borrowers to contribute the Property to the New Mortgage Subsidiaries, Section 5.01(j) of the Credit Agreement to exclude the New Mortgage Subsidiaries from the operation of Section 5.01(j) of the Credit Agreement and Section 5.02(q) to permit the creation of the New Mortgage Subsidiaries, and (c) Section 5.02(f) of the Credit Agreement to permit the contribution of the assets and business of the business to business Internet operations of MTS to the BtoB Subsidiary and further Investments in an aggregate amount outstanding not to exceed $15,000,000 at any time and Section 5.02(q) to permit the creation of the BtoB Subsidiary (it being understood that the provisions of Section 5.01(j) shall be applicable to the BtoB Subsidiary).

          SECTION 3. CONSENT TO AMENDMENT OF IBM INTERCREDITOR AGREEMENT. Effective as of January 30, 2000 and subject to the satisfaction of the conditions precedent set forth in Section 6(a), the Required Lenders hereby (a) consent and authorize the Agent to enter into an amendment to the IBM Intercreditor Agreement to permit IBM Credit Corporation to have a first priority Lien on the Receivables owed to the Borrowers by International Business Machines as security for the Borrowers' obligations under the IBMCC Agreement and (b) consent to the amendment of the IBMCC Agreement to reflect the terms set forth on Schedule I to this Amendment.

          SECTION 4. PHASE II AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is, effective as of January 30, 2000 and subject to the satisfaction of the conditions precedent set forth in Section 6(b), hereby amended by inserting at the end of Section 9.01(a)(i)(C) the following parenthetical phrase: "(other than to release any Subsidiary Guarantor, the stock or assets of which have been sold in accordance with Section 5.02(e))".

          SECTION 5. PHASE II WAIVERS TO THE CREDIT AGREEMENT. Effective as of January 30, 2000 and subject to the satisfaction of the conditions precedent set forth in Section 6(b), the Lenders hereby agree to waive Section 5.02(e) of the Credit Agreement to permit the Borrowers to sell the assets of PLA and Section 5.02(f) of the Credit Agreement to permit the Borrowers to acquire an equity interest in the buyer of the assets of PLA and to provide a letter of credit in an amount not to exceed $4,000,000 to the buyer of the assets of PLA for a period not to exceed six months.

          SECTION 6. CONDITIONS OF EFFECTIVENESS. (a) PHASE I. Sections 1, 2 and 3 of this Amendment shall become effective as of January 30, 2000 (other than Sections 1(a)(iv) and (v) which shall become effective as of February 17, 2000), and only when, on or before February 17, 2000 the Agent shall have received (i) counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment, (ii) the consent attached hereto executed by each Subsidiary Guarantor, (iii) a notice from the Borrowers delivered in accordance with Section 2.05(a) of the Credit Agreement reducing the Working Capital Facility and the Working Capital Commitments of the Lenders ratably by not less than $150,000,000, (iv) evidence that the provisions of the IBMCC Agreement have been amended or waived in a manner consistent with Sections 1 and 2 of this Amendment and (v) an amendment fee for the account of the Lenders equal to an agreed percentage of the Working Capital Commitments of the Lenders after giving effect to the notice delivered pursuant to clause (c) above. The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

          (b) PHASE II. Sections 4 and 5 of this Amendment shall become effective as of January 30, 2000, after the satisfaction of the conditions set forth in 6(a) above, when and only when, on or before February 17, 2000 the Agent shall have received counterparts of this Amendment executed by all the Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment.

          SECTION 7. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. The Borrowers represent and warrant as follows:

          (a) Each Loan Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

          (b) The execution, delivery and performance by the Borrower of this Amendment and the Loan Documents, as amended hereby, to which it is or is to be a party, and the consummation of the transactions contemplated hereby, are within each Loan Party's powers, have been duly authorized by all necessary corporate or other action and do not (i) contravene any Loan Party's charter, by-laws or other organizational documents, (ii) violate any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any order, writ, judgment, injunction, decree, determination or award, binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Collateral Documents, as amended hereby, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by any Loan Party of this Amendment or any of the Loan Documents, as amended hereby, to which it is or is to be a party.

          (d) This Amendment has been duly executed and delivered by each Borrower and the Parent Guarantor. This Amendment and each of the other Loan Documents, as amended hereby, to which any Loan Party is a party are legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms.

          (e) There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries (including, without limitation, any Environmental Action) pending or threatened before any court,  governmental  agency or  arbitrator  that (i)  would be  reasonably likely to have a Material Adverse Effect (other than the Disclosed Litigation) or (ii) purports to affect the legality, validity or enforceability of this Amendment or any of the other Loan Documents, as amended hereby, or the consummation of any of the transactions contemplated hereby.

          SECTION 8. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 9. COSTS AND EXPENSES. The Borrowers agree to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder

(including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

          SECTION 10. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 11. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        MICROAGE TECHNOLOGY SERVICES, L.L.C.


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman


                                        PINACOR, INC.


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman


                                        MICROAGE, INC.


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman

Agreed as of the date first above written:

CITIBANK, N.A.,
         as Agent and as Lender

By /s/  Citibank Signatory
   -------------------------------------
   Title: Vice President


IBM CREDIT CORPORATION


By /s/ Ronald J. Bachner
   -------------------------------------
   Title: Mgr. Com & Specialty Financing


THE CIT GROUP/BUSINESS CREDIT, INC.


By /s/ Janet Makki
   -------------------------------------
   Title: AVP


FLEET CAPITAL CORPORATION


By /s/ Carmen Caporrino
   -------------------------------------
   Title: Vice President


MELLON BANK, N.A.


By /s/ R. Shirinyam
   -------------------------------------
   Title: Vice President


IBJ WHITEHALL BUSINESS
CREDIT CORPORATION


By IBJ Whitehall Signatory
   -------------------------------------
   Title: Vice President

DEBIS FINANCIAL SERVICES, INC.


By
   -------------------------------------
   Title:


FINOVA CAPITAL CORPORATION


By
   -------------------------------------
   Title:


GMAC COMMERCIAL CREDIT LLC


By
   -------------------------------------
   Title:


HELLER FINANCIAL INC.


By
   -------------------------------------
   Title:


TRANSAMERICA BUSINESS CREDIT CORPORATION


By
   -------------------------------------
   Title:


FIRST SOURCE FINANCIAL, L.L.P.


By
   -------------------------------------
   Title:

                                     CONSENT

                          Dated as of February 11, 2000

          The undersigned, each a Subsidiary Guarantor under the Subsidiary Guaranty dated as of October 28, 1999 (collectively, the "SUBSIDIARY GUARANTY") in favor of the Agent and the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Subsidiary Guaranty and each other Loan Document to which the undersigned is a party (including, without limitation, the Security Agreement) is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                                        153000 CANADA LTD.


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman


                                        COMPLETE DISTRIBUTION, INC.


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman


                                        CONNECTWORKS, INC.


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman

                                        CONTRACT PC, INC.


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman


                                        ECADVANTAGE, INC.


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman


                                        INTERPC DE COLOMBIA


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman


                                        INTERPC DE VENEZUELA


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman


                                        INTRACOM MARKETING, INC.


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman


                                        MAXSOURCE, L.L.C.


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman

                                        MCCI HOLDING COMPANY


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman


                                        MCSS, INC.


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman


                                        MICROAGE ADMINISTRATION, INC.


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman


                                        MICROAGE COMPUTER CENTERS, INC.


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman


                                        MICROAGE DEUTSCHLAND GMBH


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman


                                        MICROAGE EUROPE LIMITED


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman


                                        MICROAGE GOVERNMENT, INC.


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman

                                        MICROAGE INFOSYSTEMS SERVICES, INC.


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman


                                        MICROAGE INFOSYSTEMS SERVICES EUROPE
                                        LIMITED


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman


                                        MICROAGE L & D L.L.C.

                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman


                                        MICROAGE OF CALIFORNIA, INC.


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman


                                        MICROAGE PAYMASTER, INC.


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman


                                        MICROAGE TECHNOLOGIES, INC.


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman

                                        MICROAGE TELESERVICES, L.L.C.


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman


                                        MICROAGE (UK) LIMITED

                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman


                                        MICROAGE VENTURES, INC.


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman


                                        MTS HOLDING COMPANY

                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman


                                        PCC CLEARANCE, INC.

                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman


                                        PHOENIX CONNECTIONS, INC.


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman

                                        PINACOR LOGISTICS SERVICES, INC.


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman


                                        PRI TECH SOLUTIONS, INC.


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman


                                        QUALITY INTEGRATION SERVICES, L.L.C.


                                        By /s/ Jeffrey D. McKeever
                                           -------------------------------------
                                           Title: Chairman